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                                                                   EXHIBIT 10.33

                 AMENDMENT NO. 2 TO REVOLVING LOAN AGREEMENT

            This Amendment No. 2 to Revolving Loan Agreement (this "Amendment") is entered into with reference to the Revolving Loan Agreement dated as of July 28, 1998 (as heretofore amended, the "Loan Agreement") among USEC Inc. ("Borrower"), the Lenders party thereto, First Union National Bank and NationsBank, N.A., as Syndication Agents, and Bank of America National Trust and Savings Association, as Documentation Agent and Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                                  Agreement

            Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

            1. Section 1.1. Section 1.1 of the Loan Agreement is amended to add the following new definitions at the appropriate alphabetical place:

            "Other Loan Agreement" means that certain Revolving Loan Agreement to be dated on or about July 27, 1999 among Borrower, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, as amended or revised from time to time in accordance with its terms.

            "Other Subsidiary Guaranty" means the Subsidiary Guaranty as such term is defined in the Other Loan Agreement.

            2. Section 6.12. Section 6.12 of the Loan Agreement is amended (a) by redesignating clause (e) thereof as clause (f) and (b) inserting a new clause
(e) reading as follows:

               , (e) the Other Subsidiary Guaranty

            3. Section 9.1. Section 9.1 of the Loan Agreement is amended by (a) adding "; or" at the end of clause (n) thereof and (b) adding a new clause (o) reading as follows:


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               (o) The occurrence of an Event of Default (as such term is defined in the Other Loan Agreement) under the Other Loan Agreement.


            4. Revised Schedules. Schedules 4.4, 4.4(c), 4.7B, 4.8, 4.10, 4.18
and 6.11 to the Loan Agreement are revised as set forth in Schedules 4.4, 4.4(c), 4.7B, 4.8, 4.10, 4.18 and 6.11 to this Amendment.

            5. Waiver of Conversion Right. Borrower hereby waives its right under Section 3.1(d)(vi) to convert any Tranche B Loan to a term loan.

            6. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon receipt by the Administrative Agent of all of the following:

               (1) Counterparts of this Amendment executed by all parties hereto;

               (2) Written consents of each of the Subsidiary Guarantors to the execution, delivery and performance hereof in the form of Exhibit A to this Amendment;

               (3)  Written consent of the Requisite Lenders as required under
                    Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment; and

               (4) Such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Lenders reasonably may require.

            7. Representations and Warranties. Borrower hereby represents and warrants that no Default or Event of Default has occurred and remains continuing.

            8. Confirmation. Except as expressly amended hereby, the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect.

            9. Effective Date. This Amendment shall be effective, subject to satisfaction of the conditions precedent set forth in Paragraph 6, on July 26, 1999. Any reference thereafter to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.


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            IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of July 26, 1999 by their duly authorized representatives.

                              USEC INC.

                              By:   /s/ Henry Z Shelton
                                    -------------------------------------
                                    Henry Z Shelton, Jr.
                                    Senior Vice President and
                                    Chief Financial Officer
                                    [Printed Name and Title]

                              BANK OF AMERICA, N. A. (formerly known as
                              "Bank of America National Trust and Savings
                              Association"), as Administrative Agent

                              By:   /s/ Gina Meador
                                    -------------------------------------
                                    Gina Meador
                                    Vice President


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